NATIONS FUNDS TRUST
Nations Bond Fund
(the “Fund”)

Supplement dated March 30, 2005
to Prospectuses dated August 1, 2004

     Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented to reflect a change in how the Fund is managed. Specifically, the prospectuses are supplemented to reflect the addition of new portfolio managers responsible for the Fund’s day-to-day investment decision-making. This supplement identifies the specific managers that currently manage the Fund, the new individuals that are added as portfolio managers and by providing biographical information regarding the new portfolio managers. Please note that Mark Newlin is no longer involved with the portfolio management of the Fund. All references to the portfolio management of the Fund throughout the prospectuses should be read in accordance with this supplemental information, as applicable.

Nations Fund	Current Portfolio Managers	New Portfolio Managers
Nations Bond Fund	Leonard Aplet, Marie Schofield, Kevin Cronk, Laura Ostrander	Thomas LaPointe, Brian Drainville

Portfolio Managers’ Biographical Information

Brian Drainville, CFA
Brian Drainville, vice president, is a senior fixed income portfolio manager for Columbia Management,1 where he has served in this capacity for more than five years. Mr. Drainville joined the firm in 1996 and worked the three prior years as an equities and options operations manager at Barry, Murphy and Co. He currently manages Nations Bond Fund, Corporate Bond Portfolio and Nations Intermediate Bond Master Portfolio and may also manage other investment products for both BACAP and Columbia Management.

Drainville earned his BA degree from the College of the Holy Cross. He is a member of the Fixed Income Management Society of Boston, the CFA Institute, and the Bond Analysts Society of Boston, and has been a member of the investment community for eleven years.

[1]	Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP, an SEC-registered investment adviser, is part of Columbia Management and is a wholly-owned subsidiary of Bank of America Corporation.

Thomas A. LaPointe, CFA

Thomas LaPointe, senior vice president, co-manages the Boston high yield group for Columbia Management, where he serves as a senior high yield portfolio manager. Before becoming a portfolio manager in February 2003, Mr. LaPointe served as a high yield analyst for four years at Columbia Management. He currently co-manages the High Income Portfolio and manages the high yield sector of Nations Bond Fund and Nations Strategic Income Fund and may also manage other investment products for both BACAP and Columbia Management. Prior to joining Columbia Management, Mr. LaPointe was a convertible arbitrage analyst at Canadian Imperial Bank of Commerce (CIBC) and a high yield investment analyst with AIG Global Investment. He earned his BS degree from Babson College. Mr. LaPointe has been member of the investment community for ten years.